------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                            reported): May 24, 2005

      CWABS, INC., (as depositor under the Transfer and Servicing
      Agreement, to be dated as of May 1, 2005, relating to the issuance of the Aames Mortgage Investment Trust 2005-2 Mortgage Backed Notes, Series 2005-2).

                                  CWABS, INC.
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


            Delaware                    333-118926              95-4596514
  ----------------------------        -------------        -------------------
  (State or other jurisdiction         (Commission          (I.R.S. Employer
        of incorporation)              File Number)        Identification No.)

      4500 Park Granada
     Calabasas, California                                         91302
  ----------------------------                                 -------------
     (Address of principal                                      (Zip Code)
       executive offices)

       Registrant's telephone number, including area code (818) 225-3237
                                                          ----- --------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 -  Other Events
             ------------

Item 8.01    Other Events.
             ------------

Filing of Computational Materials
---------------------------------

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to the Aames Mortgage Investment Trust 2005-2 Mortgage Backed Notes, Series 2005-2 (the "Notes").

     In connection with the offering of the Mortgage Backed Notes, Series 2005-2, Friedman, Billings, Ramsey & Co., Inc. ("FBR"), as one of the underwriters of the Notes, has prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although the Company provided FBR with certain information regarding the characteristics of the mortgage loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the mortgage loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials listed as Exhibit 99.1 are attached hereto.

Section 9  -   Financial Statements and Exhibits
Item 9.01      Financial Statements and Exhibits.
               ---------------------------------

(a) Financial statements of businesses acquired.
    -------------------------------------------

       Not applicable.

(b) Pro forma financial information.
    -------------------------------

       Not applicable.

(c) Exhibits.
    --------

Exhibit No.    Description
-----------    -----------

      99.1     Computational Materials dated May 24, 2005.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CWABS, INC.



                                         By:  /s/ Leon Daniels Jr.
                                              --------------------
                                         Name:   Leon Daniels Jr.
                                         Title:  Vice President



Dated:  May 26, 2005

Exhibit Index
-------------


Exhibit
-------

99.1     Computational Materials dated May 24, 2005.